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                                                          [LOGO]

   U.S. GOVERNMENT SECURITIES
   MONEY FUND

   PRIME OBLIGATIONS FUND

      PROSPECTUS

      May 31, 1998, as supplemented August 3, 1998

        MANAGED BY

       Crestar Asset Management Company

U.S. GOVERNMENT SECURITIES MONEY FUND
PRIME OBLIGATIONS FUND

                      Investment Adviser:

                      CRESTAR ASSET MANAGEMENT COMPANY

The U.S. GOVERNMENT SECURITIES MONEY FUND and the PRIME OBLIGATIONS FUND (the "Funds") are money market funds that offer a convenient means of investing in professionally managed diversified portfolios of short-term, high quality securities to qualified individual or institutional customers who have a Cash Advantage Portfolio or Liquid Asset Manager account with Crestar Asset Management Company or Crestar Bank or other institutions having a selling agreement with the Funds' distributor.

THE SHARES OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING CRESTAR BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. The Funds are separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1998, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAY 31, 1998, AS SUPPLEMENTED AUGUST 3, 1998

                                EXPENSE SUMMARY

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                                                            U.S.
                                                         Government      Prime
ANNUAL OPERATING EXPENSES                                Securities   Obligations
(As a percentage of average net assets)                  Money Fund      Fund
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
Advisory Fees (after fee waiver) (1)(2)                     .12%         .13%
12b-1 Fees                                                  None         None
Other Expenses (after fee waiver) (1)                       .13%         .12%
-------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver) (1)             .25%         .25%
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

(1) The Adviser and the Administrator have agreed to waive, on a voluntary basis, portions of their respective fees so that Total Operating Expenses do not exceed .25%. The Adviser and the Administrator each reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Advisory Fees for each Fund would be .20%, Other Expenses (including Administrator's fees) would be .17% for the U.S. Government Securities Money Fund and .16% for the Prime Obligations Money Market Fund and Total Operating Expenses would be .37% for the U.S. Government Securities Money Fund and .36% for the Prime Obligations Fund. Additional information may be found under "The Adviser" and "The Administrator and Distributor."

(2) Advisory Fees for the Funds have been restated to reflect current expenses.

EXAMPLE
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
                                                    1 yr.    3 yrs.    5 yrs.    10 yrs.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
An investor would pay the following expenses on a
$1,000 investment assuming (1) 5% annual return
and (2) redemption at the end of each time period:
U.S. Government Securities Money Fund                 $3         $8      $14         $32
Prime Obligations Fund                                $3         $8      $14         $32
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

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Fund. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser" and "The Administrator and Distributor."

FINANCIAL HIGHLIGHTS                                              THE ARBOR FUND

The following information has been derived from the financial statements of The Arbor Fund (the "Trust"), which have been audited by Price Waterhouse LLP, as indicated in their report dated March 13, 1998 on the Trust's financial statements as of January 31, 1998 incorporated by reference into the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1998 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Periods ended January 31,

                                                                                                 NET
                                                                                  DIVIDENDS     ASSET
                                         NET ASSET       NET       TOTAL FROM     FROM NET      VALUE,
                                           VALUE,     INVESTMENT   INVESTMENT    INVESTMENT     END OF   TOTAL
                                         BEGINNING      INCOME     OPERATIONS      INCOME       PERIOD   RETURN
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
  1998.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.52%
  1997.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.29%
  1996.................................    $1.00          0.06         0.06          (0.06)     $1.00     5.88%
  1995 (1).............................    $1.00          0.03         0.03          (0.03)     $1.00     4.98%*

PRIME OBLIGATIONS FUND
  1998.................................    $1.00          0.06         0.06          (0.06)     $1.00     5.66%
  1997.................................    $1.00          0.05         0.05          (0.05)     $1.00     5.45%
  1996 (2).............................    $1.00          0.02         0.02          (0.02)     $1.00     5.82%*
---------------------------------------------------------------------------------------------------------------
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
                                                                                            RATIO OF
                                                                                              NET
                                                                  RATIO OF                 INVESTMENT
                                                      RATIO OF    EXPENSES     RATIO OF    INCOME TO
                                            NET       EXPENSES   TO AVERAGE      NET        AVERAGE
                                          ASSETS,        TO      NET ASSETS   INVESTMENT   NET ASSETS
                                           END OF     AVERAGE    (EXCLUDING   INCOME TO    (EXCLUDING
                                           PERIOD       NET         FEE        AVERAGE        FEE
                                           (000)       ASSETS     WAIVERS)    NET ASSETS    WAIVERS)
---------------------------------------  ------------------------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
  1998.................................   $789,410      0.20%       0.37%        5.39%        5.22%
  1997.................................   $586,731      0.20%       0.37%        5.17%        5.00%
  1996.................................   $514,870      0.20%       0.37%        5.72%        5.55%
  1995 (1).............................   $579,422      0.20%*      0.38%*       4.98%*       4.80%*
PRIME OBLIGATIONS FUND
  1998.................................   $740,837      0.20%       0.36%        5.52%        5.36%
  1997.................................   $477,435      0.20%       0.38%        5.33%        5.15%
  1996 (2).............................   $382,632      0.20%*      0.40%*       5.61%*       5.41%*
---------------------------------------  ------------------------------------------------------------
---------------------------------------  ------------------------------------------------------------

*  Annualized

(1) Commenced operations on August 1, 1994.

(2) Commenced operations on October 25, 1995.

THE FUNDS AND THE TRUST

This Prospectus offers shares of the U.S. Government Securities Money Fund and the Prime Obligations Fund (the "Funds"), both diversified portfolios. The Funds are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that either Fund will achieve its investment objective or be able to maintain a stable net asset value.

Each Fund intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on each Fund's investments. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have maturities of 397 days or less.

U.S. GOVERNMENT SECURITIES MONEY FUND

The U.S. Government Securities Money Fund will invest solely in (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; and (iv) shares of registered money market funds that invest in the foregoing.

PRIME OBLIGATIONS FUND

The Prime Obligations Fund will invest in: (i) U.S. Treasury Obligations, (ii) obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; (iv) commercial paper of U.S. or foreign issuers; (v) short-term corporate obligations of U.S. or foreign issuers; (vi) certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks, foreign branches of such banks and domestic and foreign branches of foreign banks; (vii) obligations of foreign governments and their agencies; (viii) obligations of supranational entities; and (ix) custodial receipts representing investments in component parts of U.S. Treasury Obligations. The Fund also may purchase the securities of other registered money market funds, and may purchase bank investment contracts and guaranteed investment contracts.

The Fund will invest only in those obligations of U.S. and foreign banks that meet the following quality standards: (a) investments in the obligations of U.S. banks (including their foreign branches) are limited to those banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government, provided, however, that the Fund may invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, if the Fund at no time owns more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest that in the future may be fully covered by FDIC insurance) of any one such issuer; and (b) investments in obligations of U.S. or foreign branches of foreign banks are limited to U.S. dollar denominated obligations of foreign banks that, at the time of investment, have more than $5 billion (or the equivalent in other currencies) in total assets and have branches or agencies in the United States; provided further that these obligations are limited to banks headquartered in, and to those branches located in, the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada. The Fund's investments in foreign government obligations will be limited to those of the governments of the foregoing countries and their respective agencies.

GENERAL INVESTMENT POLICIES

Each Fund may borrow money in amounts up to 33 1/3% of total assets for temporary or emergency purposes; lend portfolio securities or enter into reverse repurchase agreements, in either case up to 33 1/3% of total assets; purchase securities subject to standby commitments or puts, or on a when-issued or delayed delivery basis; and invest up to 10% of net assets in illiquid securities.

For additional information regarding permitted investments for the Funds, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS AND
FUNDAMENTAL POLICIES

The investment objectives and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

A Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. Money market funds are subject to special diversification requirements. See "Description of Permitted Investments and Risk Factors-Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, supranational entities will be considered to be a separate industry.

3. Make loans, except that each Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Crestar Asset Management Company, formerly Capitoline Investment Services Incorporated, (the "Adviser") acts as investment adviser to the Funds. The Adviser sets investment policies, and continuously reviews, supervises and administers each Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser, 919 East Main Street, Richmond, Virginia 23219, was established in 1973. As of January 31, 1998, the Adviser's total assets under management were approximately $15.4 billion, including approximately $5.4 billion in open-end investment companies.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation. Crestar Financial Corporation is a bank holding company operating in the mid-Atlantic region that had over $24.6 billion in assets as of January 31, 1998.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the U.S. Government Securities Money Fund and at an annual rate of .20% of the average daily net assets of the Prime Obligations Fund. The Adviser and the Administrator have voluntarily agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of each Fund do not exceed .25% of its respective average daily net assets. The Adviser and the Administrator each reserves the right to terminate its voluntary fee waivers at any time.

For the fiscal year ended January 31, 1998, the U.S. Government Securities Money Fund and Prime Obligations Fund paid the Adviser an advisory fee of .07% and
 .08%, respectively, of its average daily net assets.

The Glass-Steagall Act restricts the securities activities of banks and banks' affiliates, such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Funds might have to make other investment advisory arrangements.

On July 20, 1998 it was announced that Crestar Financial Corporation ("Crestar"), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation ("CAMCO"), the Funds' investment adviser, and SunTrust Banks ("SunTrust"), have signed a definitive agreement for the acquisition of Crestar by SunTrust. Subject to certain conditions being met, it is currently anticipated that Crestar will become a wholly-owned subsidiary of SunTrust in the fourth quarter of 1998.

THE ADMINISTRATOR AND DISTRIBUTOR

SEI Fund Resources (the "Administrator"), Oaks, Pennsylvania, 19456, provides the Funds with administrative services, including fund accounting, all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .08% of the average daily net assets of each of the Funds. For the fiscal year ended January 31, 1998, the U.S. Government Securities Money Fund and the Prime Obligations Fund paid the Administrator an administration fee of .04% and .04%, respectively, of its average daily net assets.

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor receives no fee for its services.

THE TRANSFER AGENT AND CUSTODIAN

Crestar Bank, 919 East Main Street, Richmond, Virginia 23219 ("Crestar Bank," or the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds. As custodian, Crestar Bank holds cash, securities and other assets of the Funds as required by the Investment Company Act of 1940, as amended (the "1940 Act").

HOW TO PURCHASE SHARES

Each Fund is offered to qualified individuals or institutional customers that have a Cash Advantage Portfolio or Liquid Asset Manager account with the Adviser or Crestar Bank or other institutions having a selling agreement with the Distributor. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

Shares of each Fund may be purchased or redeemed on any day on which the New York Stock Exchange and the Federal Reserve wire are open for business ("Business Days"). Shares of a Fund may not be purchased by wire on federal holidays restricting wire transfers. The minimum initial investment is $10,000,000, unless the Shareholder has, in the opinion of a Fund, adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent purchases. Each Fund reserves the right to reject any purchase order. Share certificates will not be issued.

Fund shares may be purchased by contacting an account executive at the Shareholder's financial institution ("Account Executive") or by calling 1-800-342-5734.

A telephone order will normally become effective at the price determined at 3:00 p.m. Eastern time (the time the Funds normally calculate their net asset values), and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 3:00 p.m. Eastern time, and federal funds are received by the Fund by 4:00 p.m. Eastern time, on that day.

In the case of wire orders, Shareholders whose payments are received in or converted into federal funds by 3:00 p.m. Eastern time will normally become effective at the price determined at 3:00 p.m. Eastern time (the time the Funds normally calculate their net asset values), and the shares purchased will receive the dividend declared that day. Shareholders whose payments are received in or converted into federal funds after 3:00 p.m. Eastern time will begin to accrue dividends on the following business day.

Initial purchases of Fund shares must be accompanied by an account application which can be obtained from an Account Executive or by calling 1-800-342-5734.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is received and accepted by a Fund. Net asset value per share is determined as of the earlier of 3:00 p.m. (Eastern Time) or the regularly-scheduled close of normal trading on the New York Stock Exchange on each Business Day, based on the amortized cost method described in the Statement of Additional Information. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Fund.

HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day by contacting their Account Executive or by calling 1-800-342-5734. Shares will be redeemed by wire transfer, if requested, or by check. Shares may not be redeemed by wire on federal holidays restricting wire transfers.

Shares may be redeemed by telephone unless the Shareholder has elected not to effect telephone redemptions on the account application. Telephone redemption orders must be placed prior to 3:00 p.m. Eastern time, on any Business Day in order to be effective on such day. If transfer by wire is requested and the order is placed prior to 3:00 p.m. Eastern time, the proceeds of the redemption ordinarily will be transmitted in federal funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later than 3:00 p.m. Eastern time, the shares will receive the dividend on a Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in federal funds on the next Business Day.

Each Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Fund.

Purchase and redemption orders may be made by telephone. Neither a Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. A Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders may wish to consider placing an order by other means.

OTHER INFORMATION REGARDING REDEMPTIONS

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, proceeds will be forwarded as soon as payment has been collected for the purchase of such shares, which may take 10 days or more.

Each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder decreases in value below the minimum initial purchase amount for the shares. Accordingly, a Shareholder purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if it thereafter redeems any of these shares. Before a Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in its account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum initial purchase amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

The purchase and redemption price is expected to remain constant at $1.00 per share.

PERFORMANCE

From time to time a Fund may advertise its current yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields.

The "current yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

A Fund may periodically compare performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for account level fees.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUNDS

A Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment company taxable income are taxable to Shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends-received deduction. Distributions of net capital gains are taxable to Shareholders as a 20% rate gain distribution (taxed at a rate of 20%) or a 28% rate gain distribution (taxed at a rate of 28%), depending upon the designation by the Portfolio (such designation being dependent upon the holding period of the Portfolio in the underlying asset generating the net capital gain). Each Fund will provide annual reports to Shareholders of the federal income tax status of all distributions.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders in the year declared if paid by the Fund at any time during the following January.

Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

A Fund may make investments in securities (such as Separately Traded Registered Interest and Principal Securities ("STRIPS") or zero coupon obligations) that bear "original issue discount" or "acquisition discount." The Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Each Fund intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Fund's shares is a taxable event to the Shareholder.

Income that a Fund derives from obligations of foreign issuers may be subject to foreign withholding taxes. A Fund will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of

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
Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

As of May 8, 1998, Hamac and Company owned controlling interests of the U.S. Government Securities Money Fund and the Prime Obligations Fund as defined by the Investment Company Act of 1940, as amended.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to an Account Executive.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends declared daily and distributed monthly to Shareholders. Currently, capital gains of a Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to their Account Executive at least 15 days prior to the distribution.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investment practices for one or more of the Funds, and the associated risk factors:

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

GUARANTEED INVESTMENT CONTRACTS ("GICs") - GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Prime Obligations Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the

Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are generally considered to be illiquid investments. However, the Fund will treat GICs with seven-day unconditonal demand features as liquid investments.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

RECEIPTS - Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS - Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of

1933, as amended, or an exemption from registration.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which a Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING - In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on Shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS - Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time Deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES - Obligations issued or guaranteed by agencies of the U.S. Government and obligations issued or guaranteed by instrumentalities of the U.S. Government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

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
TABLE OF CONTENTS
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
EXPENSE SUMMARY...........................................................     2
FINANCIAL HIGHLIGHTS......................................................     3
THE FUNDS AND THE TRUST...................................................     4
INVESTMENT OBJECTIVE AND POLICIES.........................................     4
GENERAL INVESTMENT POLICIES...............................................     4
INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES...........................     5
THE ADVISER...............................................................     5
THE ADMINISTRATOR AND DISTRIBUTOR.........................................     6
THE TRANSFER AGENT AND CUSTODIAN..........................................     6
HOW TO PURCHASE SHARES....................................................     6
HOW TO REDEEM SHARES......................................................     7
PERFORMANCE...............................................................     8
TAXES.....................................................................     8
GENERAL INFORMATION.......................................................     9
DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS..............................................    10